UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2008

CHINA ENERGY RECOVERY, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-104647	33-0843696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7F, De Yang Garden No. 267 Qu Yang Road Hongkou District, Shanghai Shanghai, China	200081
(Address of Principal Executive Offices)	(Zip Code)

+86 (0)21 5556-0020
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On September 12, 2008, China Energy Recovery, Inc., a Delaware corporation (the "Company"), issued a press release announcing the total contract values for backlog orders currently received and expected to be completed during its fiscal year 2008. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The reader is advised to read the press release in its entirety.

Item 9.01  Financial Statements and Exhibits.

99.1           Press release of China Energy Recovery, Inc., dated September 12, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Energy Recovery, Inc.

Date: September 12, 2008	By:	/s/ Qinghuan Wu
Qinghuan Wu
Chief Executive Officer